OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated July 29, 2021

The Board of Trustees (Board) of the Fund has approved the appointment of American Century Investment Management, Inc. (“American Century”) as a sub-advisor to the Optimum Large Cap Growth Fund. It is currently anticipated that American Century will replace T. Rowe Price Associates, Inc. (“T. Rowe Price”) as a sub-advisor to this Fund in mid-July 2022.

On or about July 18, 2022, in connection with the appointment of American Century as a sub-advisor to the Fund, the following will replace the information in the sections of the Fund’s prospectus entitled "Fund summaries: Optimum Large Cap Growth Fund – What are the Fund's principal investment strategies?" and "Fund summaries: Optimum Large Cap Growth Fund – Who manages the Fund? – Sub-advisors”:

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, if any, in equity securities of large market capitalization companies (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. For purposes of this Fund, large market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 1000® Growth Index. As of June 30, 2021, the Russell 1000 Growth Index (Index) had a market capitalization range between $552.0 million and $2.299 trillion. The market capitalization range for this Index will change on a periodic basis. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a large capitalization for purposes of this 80% policy. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Fund intends to invest primarily in common stocks of US companies, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible to common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in foreign securities, including American depositary receipts (ADRs) and other depositary receipts and shares; derivatives, including futures and options; and fixed income securities, including those rated below investment grade.

The Fund’s manager, Delaware Management Company (Manager), has selected American Century Investment Management, Inc. (“American Century”) and ClearBridge Investments, LLC (ClearBridge) to serve as the Fund’s sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor’s share of the Fund’s assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on the sub-advisor’s own investment style and strategy.

The portfolio managers of American Century look for stocks of larger-sized companies they believe will increase in value over time. The portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using a variety of analytical research tools, the portfolio managers of American Century track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio managers seek securities of companies whose earnings and revenues are not only growing, but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider the fund’s growth and momentum profile relative to the benchmark. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. In addition to accelerating growth and other signs of business improvement, the portfolio managers of American Century also consider companies demonstrating price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In managing its portion of the Fund's assets, ClearBridge normally invests in equity securities (or other instruments with similar economic characteristics) of US companies with large market capitalizations. ClearBridge's core holdings are large capitalization companies that it believes to be dominant in their industries due to product, distribution or service strength.

ClearBridge emphasizes individual security selection while diversifying investments across industries, which may help to reduce risk. ClearBridge attempts to identify established, large capitalization companies with the highest growth potential. ClearBridge then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, ClearBridge attempts to identify the best values available among the growth companies identified. ClearBridge may sell a security if it no longer meets the Fund's investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

Who Manages the Fund? - Sub-advisors

American Century Investment Management, Inc.

Portfolio manager	Title with American Century	Start date on the Fund
Keith Lee, CFA	Senior Vice President, Senior Portfolio Manager, Co-Chief Investment Officer, Global Growth Equity	July 2022
Michael X. Li, Ph.D.	Vice President, Senior Portfolio Manager	July 2022
Jeff Bourke, CFA	Vice President, Portfolio Manager	July 2022

ClearBridge Investments, LLC

Portfolio manager	Title with ClearBridge	Start date on the Fund
Peter Bourbeau	Managing Director, Portfolio Manager	October 2017
Margaret Vitrano	Managing Director, Portfolio Manager	October 2017

In addition, on or about July 18, 2022, the following will replace the information in the section of the Fund’s prospectus entitled, "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Large Cap Growth Fund ":

Optimum Large Cap Growth Fund

American Century, located at 4500 Main Street, Kansas City, MO, 64111, was founded in 1958 and has more than 50 years of investment management experience.  American Century is a wholly owned subsidiary of American Century Companies, Inc. (“ACC”). , The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.  As of March 31, 2022, American Century had approximately $231 billion in assets under management.  American Century has held its Fund responsibilities since July 2022.

Keith Lee (team lead), Michael Li, and Jeff Bourkeare primarily responsible for the day-to-day management of American Century’s portion of the Fund. Mr. Lee has been employed by American Century since 2001 and currently serves as Senior Vice President, Senior Portfolio Manager and Co-Chief Investment Officer, Global Growth Equity. Mr. Li has been employed by American Century since 2002 and currently serves as Vice President and Senior Portfolio Manager. Mr. Bourke has been employed by American Century since 2007 and currently serves as Vice President and Portfolio Manager.

ClearBridge Investments, LLC (ClearBridge) is headquartered at 620 Eighth Ave., New York, NY 10018. ClearBridge and its predecessor organizations have been providing investment advisory services since 1962. ClearBridge has been registered as an investment advisor with the Securities and Exchange Commission since 2005, and provides investment management services to funds, other institutional clients and individuals. On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources” or “Franklin”), a global investment management organization with subsidiaries operating as Franklin Templeton, announced it had completed its previously announced acquisition of Legg Mason, Inc. (“Legg Mason”) and its specialist investment managers including ClearBridge. As of March 31, 2021, ClearBridge's total assets under management were approximately $184.0 billion, including $31.6 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors. This includes assets for ClearBridge Investments, LLC and ClearBridge Investments Limited and its subsidiaries, which has integrated its business with that of ClearBridge Investments, LLC. ClearBridge has held its Fund responsibilities since October 2017.

Peter Bourbeau and Margaret Vitrano are primarily responsible for the day-to-day management of the investment program for ClearBridge's portion of the Fund. Mr. Bourbeau has been employed by ClearBridge's predecessor firm since 1991 and currently serves as managing director and portfolio manager. He has held his Fund responsibilities since October 2017. Ms. Vitrano has been employed by ClearBridge's predecessor firm since 1997 and currently serves as managing director and portfolio manager. She has held her Fund responsibilities since October 2017.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this supplement for future reference.

This Supplement is dated June 30, 2022.